UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
February 28, 2007
Date of Report (Date of earliest event reported)
ALTRA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Hayward Street Quincy, Massachusetts	02171

(Address of principal executive offices)	(Zip Code)
(617) 328-3300
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition
     On February 27, 2007, Altra Holdings, Inc. (the “Company”) announced certain unaudited financial results for the quarter and year ended December 31, 2006. A copy of the announcement is attached hereto as Exhibit 99.1, which is incorporated by reference herein. (Also filed pursuant to Item 8.01).
Item 8.01      Other Events.
      As part of its announcement of certain unaudited financial results for the quarter and year ended December 31, 2006, the Company briefly discussed its pending acquisition of TB Wood’s Corporation pursuant to an expected tender offer for all of TB Wood’s Corporation’s common stock, as previously disclosed in the Company’s current report on Form 8-K filed on February 20, 2007. A copy of the announcement is attached hereto as Exhibit 99.1, which is incorporated by reference herein.
Item 9.01      Financial Statements and Exhibits
     (c) Exhibits
99.1	Press release of Altra Holdings, Inc., dated February 27, 2007, announcing certain financial results for the year ended December 31, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION, INC.
/s/ Michael L. Hurt
Name:	Michael L. Hurt
Title:	Chief Executive Officer

Date: February 28, 2007

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